Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 1504

               Dividend Income Leaders Strategy Portfolio 2015-1

                          Supplement to the Prospectus

     As a result of recent announcements of decreased dividend payments by Transocean, Ltd., Cliff.s Natural Resources, Inc. and Diamond Offshore Drilling, Inc., the Estimated Net Annual Income for the above-referenced Portfolio will be reduced. Notwithstanding anything to the contrary in the prospectus, the new Estimated Net Annual Income amount for the above referenced Portfolio is $0.49883 per Unit.

Supplement Dated:    February 19, 2015